Exhibit 10.17

STOCKHOLDER VOTING AGREEMENT

THIS STOCKHOLDER VOTING AGREEMENT (this “Agreement”), dated as of July ___, 2009, is entered into by and among those individuals named as Stockholders on the signature pages hereto (each of whom is individually designated herein as a “Stockholder” and collectively referred to herein as the “Stockholders”), MEDIALINK WORLDWIDE INCORPORATED, a Delaware corporation (the “Company”), THE NEWSMARKET, INC., a Delaware corporation (“Parent”) and TNM GROUP INCORPORATED, a Delaware corporation (“Merger Sub”).  Capitalized terms used herein and not otherwise defined herein have the meaning given such terms in the Merger Agreement (as defined below).

RECITALS:

The Company, Parent and Merger Sub are concurrently with the execution of this Agreement entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be modified or amended from time to time, the “Merger Agreement”) pursuant to which, among other things, Merger Sub would be merged with and into the Company.

The Stockholders have reviewed a copy of the Merger Agreement.

Each Stockholder owns of record and/or beneficially and has the unrestricted power to vote the shares of Common Stock, par value $.01 per share, of the Company (the “Shares”) listed opposite such Stockholder’s name on Exhibit A attached hereto;

Pursuant to the terms of the Merger Agreement, the Company has agreed, among other things, to call a meeting of its stockholders for the purpose of voting upon the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger (such meeting, together with any adjournments thereof, the “Meeting”).

It is a condition to Parent and Merger Sub entering into the Merger Agreement that the Stockholders shall have entered into this Agreement providing, among things, that the Stockholders vote their Shares in favor of the Merger.

AGREEMENT:

NOW, THEREFORE, in consideration of the Company, Parent and Merger Sub entering into the Merger Agreement and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Representations and Warranties of the Stockholders.  Each Stockholder severally (not jointly and severally) represents and warrants to Parent and Merger Sub as follows:

(a)           Ownership of Securities. As of the date hereof, such Stockholder is the record and/or beneficial owner of the number of Shares set forth on Exhibit A attached hereto (such Shares, together with any Shares or other capital stock or securities of the Company hereafter acquired by such Stockholder, the “Subject Securities”).  Such Stockholder (i) has sole voting power and/or sole power to issue instructions with respect to the voting of the Subject Securities, sole power of disposition, sole power of exercise or conversion and/or the sole power to demand, whether directly or through a broker, appraisal rights, in each case with respect to all of the Subject Securities and (ii) on the date of the Meeting, will have sole voting power and/or sole power to issue instructions with respect to the voting of all of such Subject Securities, and the sole powers of disposition, exercise and/or to demand appraisal rights, in each case with respect to all of such Subject Securities.  As of the date hereof, except for certain stock options not yet exercised, such Stockholder does not beneficially or of record own any Shares or other capital stock or securities of the Company other than those set forth on Exhibit A.

(b)           Power; Binding Agreement.  Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder’s obligations under this Agreement.  The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any trust agreement, voting agreement, stockholders’ agreement or voting trust.  This Agreement has been duly and validly authorized, executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

(c)           No Conflicts.  No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.  Neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to such Stockholder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder’s properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder’s properties or assets.

(d)           No Proxies etc.  The Subject Securities are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all proxies, voting trusts or agreements, understandings or arrangements.

2.           Agreement to Vote.  At every meeting of the stockholders of the Company, including without limitation the Meeting, called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Stockholder, severally and not jointly, agrees, in its capacity as a stockholder only, that it shall vote or execute a written consent, as the case may be, with respect to all the Subject Securities as to which it has power to vote in any such vote or consent as follows:

(a)           in favor of the Merger and the approval and adoption of the Merger Agreement and each of the other transactions contemplated thereby;

(b)           against the approval of an Acquisition Proposal; and

(c)           against any other action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that could reasonably be expected to impede, interfere with or delay the Merger or this Agreement including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than a transaction involving Merger Sub); (ii) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries or a reorganization, recapitalization or liquidation of the Company or its Subsidiaries; (iii) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by Parent; (iv) any material change in the present capitalization or dividend policy of the Company or any amendment of the Company’s certificate of incorporation; or (v) any other material change in the Company’s corporate structure or business.

No Stockholder shall enter into any agreement, arrangement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 2.

3.           PROXY. EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS MERGER SUB AND THE PRESIDENT OF MERGER SUB, IN HIS OR HER CAPACITY AS AN OFFICER OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO SUCH OFFICE, AND ANY OTHER DESIGNEE OF MERGER SUB, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE SUBJECT SECURITIES WITH RESPECT TO THE MATTERS IN CLAUSES (a), (b), and (c) OF SECTION 2 ABOVE.  THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND EACH STOCKHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE SUBJECT SECURITIES.

4.           Termination.  This Agreement (including the proxy granted in Section 3 above) shall terminate on the earlier of:

(a)           the date on which the Merger Agreement is terminated in accordance with its terms, or

(b)           the date on which the Company’s Board of Directors makes a Change in the Recommendation; or

(c)           the date on which the Merger is consummated.

Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates, provided, however, that nothing herein shall relieve any party from liability for any breach of this Agreement prior to such termination, and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any Person under any other contract or agreement, including, without limitation, the Merger Agreement.

5.           Covenants of the Stockholders.  Each Stockholder hereby agrees and covenants that:

(a)           No Solicitation.  Such Stockholder shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any Acquisition Proposal or any proposal by any Person (other than Parent or Merger Sub and other than advising such Person of the existence of this Agreement) with respect to the Company that constitutes or could reasonably be expected to lead to an Acquisition Proposal.  If such Stockholder receives any such inquiry or proposal, then it shall promptly inform Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the Person making it.  Such Stockholder will immediately cease and cause to be terminated any existing discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.  Notwithstanding anything contained herein to the contrary, each Stockholder may act on behalf of the Company in its capacity as a director or officer of the Company to the extent the Company is permitted or required to act with respect to an Acquisition Proposal, and any such action shall not be deemed a violation of this Section 5(a).

(b)           Restriction on Transfer, Proxies and Noninterference.  Such Stockholder shall not, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to an offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder’s Subject Securities; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any Subject Securities into a voting trust or enter into a voting agreement with respect to any Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement.

6.           Appraisal Rights.  Such Stockholder agrees not to exercise any rights (including, without limitation, under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Subject Securities which may arise with respect to the Merger.

7.           Action in Stockholder Capacity Only.  No Stockholder makes any agreement or understanding hereunder as a director or officer of the Company.  Each Stockholder signs this Agreement solely in his, her or its capacity as record and beneficial owners of the Subject Securities, and nothing herein shall limit or affect any actions taken in such Stockholder’s capacity as an officer or director of the Company, including, without limitation, any actions taken by such person in the exercise of such person’s fiduciary duties as a director of the Company.

8.           Specific Performance.  Each Stockholder hereby acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the Stockholder shall be specifically enforceable and that Parent and Merger Sub shall be entitled to injunctive or other equitable relief upon such a breach by any Stockholder.  Each Stockholder further agrees to waive any bond in connection with the obtaining of any such injunctive or equitable relief.  This provision is without prejudice to any other rights that Parent or Merger Sub may have against a Stockholder for any failure to perform the Stockholder’s obligations under this Agreement.

9.           GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER PRINCIPLES OF CONFLICTS OF LAWS APPLICABLE THERETO.

10.         Amendments, No Waivers.

(a)           Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Stockholders, the Company, Parent and Merger Sub or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.         Further Actions.  Each of the parties hereto agrees to cooperate fully in the effectuation of the transactions contemplated hereby and to execute any and all additional documents or take such additional actions as shall be reasonably necessary or appropriate for such purpose.

12.         Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.  No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

13.         Exclusive Jurisdiction.  The parties agree that any legal action, suit or proceeding arising out of or relating to this Agreement or the agreements and transactions contemplated hereby shall be exclusively instituted in any federal court located in the State of Delaware or any Delaware state court, which shall be the exclusive jurisdiction and venue of said legal proceedings, and each party hereto consents to the personal jurisdiction of such courts and waives any objection that such party may now or hereafter have to the personal jurisdiction of such courts or the laying of venue of any such action, suit or proceeding.

14.         Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the address or telecopy number specified in this Section 14 or to such other address or telecopy number as any party may furnish to the other parties in writing in accordance herewith:

(a)           If to any Stockholder, to the applicable address set forth opposite such Stockholder’s name on Exhibit A attached hereto.

(b)           If to the Company, Parent or Merger Sub, to the applicable address set forth in Section 10.1 of the Merger Agreement.

15.         Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16.         Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the legal substance of the rights and obligations contemplated by this Agreement are not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in order that the Merger and other transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

[Signature page follows]

IN WITNESS WHEREOF, each Stockholder, the Company, Parent and Merger Sub have executed this Agreement to be effective as of the date set forth in the first paragraph above.

COMPANY:

Medialink Worldwide Incorporated

By:	/s/ Kenneth Torosian
Name:	Kenneth Torosian
Title:	Chief Financial Officer

PARENT:

The Newsmarket, Inc.

By:	/s/ James K. Lonergan
Name:	Jim Lonergan
Title:	CEO/resident

MERGER SUB:

TNM Group Incorporated

By:	/s/ James K. Lonergan
Name:	Jim Lonergan
Title:	CEO/resident

STOCKHOLDERS:

/s/ Laurence Moskowitz
Laurence Moskowitz

/s/ Lawrence Thomas
Lawrence Thomas

/s/ Kenneth G. Torosian
Kenneth G. Torosian

[SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]

/s/ Bruce E. Bishop
Bruce E. Bishop

/s/ Harold Finelt
Harold Finelt

/s/ John M. Greening
John M. Greening

/s/ Douglas S. Knopper
Douglas S. Knopper

/s/ Catherine Lugbauer
Catherine Lugbauer

/s/ James J. O’Neill
James J. O’Neill

/s/ Jeffrey Stone
Jeffrey Stone

/s/ Theodore Wm. Tashlik
Theodore Wm. Tashlik

[SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]